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                                DRESDNER RCM GLOBAL FUNDS, INC.
                               SUPPLEMENT DATED SEPTEMBER 1, 1999
                               TO THE PROSPECTUS DATED MAY 3, 1999


THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "GLOBAL HEALTH CARE FUND AND BIOTECHNOLOGY FUND" AT PAGES 28 AND 29 OF THE PROSPECTUS.

Faraz Naqvi M.D. and Michael Dauchot M.D. are primarily responsible for the day-to-day management of the Global Health Care Fund and Biotechnology Fund. Dr. Naqvi is a portfolio manager and research analyst of the Investment Manager, with which he has been associated since 1998. From 1996-1998 he served as an analyst at Montgomery Securities focusing on biotechnology and pharmaceutical companies. From 1994-1996 he served as a healthcare consultant for McKinsey & Company. Dr. Dauchot is an equity healthcare analyst of the Investment Manager, with which he has been associated since 1999. From 1996-1999 he served as an equity junior analyst in the field of medical technology for Robertson Stephens & Co. From 1991-1995 he served as a physician in the Immediate Care Facility at Hammond Clinic in Munster, Indiana.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "LARGE CAP GROWTH FUND" AT PAGE 28 OF THE PROSPECTUS:

William L. Price, John D. Leland, Jr. and Seth Reicher are primarily responsible for the day-to-day management of the Large Cap Growth Fund.
Mr. Price is a Senior Managing Director, Chief Executive Officer & Chief Investment Officer of the Investment Manager, with which he has been associated since 1977. He has managed equity portfolios on behalf of the Investment Manager since 1977. Mr. Leland is a Managing Director of the Investment Manager, with which he has been associated since 1972. He has managed equity portfolios on behalf of the Investment Manager since 1972. Mr. Reicher is a Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of equity portfolios on behalf of the Investment Manager since 1993.